Exhibit 10.1

AMENDMENT NO. 2 TO MARGIN LOAN AGREEMENT This AMENDMENT NO. 2 (this “Amendment”), dated as of September 30, 2024, to the Margin Loan Agreement, dated as of March 31, 2023 (as amended by Amendment No. 1, dated as of October 6, 2023, and as further amended, restated, supplemented or modified from time to time, the “Margin Loan Agreement”), by and among Star Investment Holdings SPV LLC (the “Borrower”), Morgan Stanley Bank, N.A., as initial Lender and the other Lenders party thereto from time to time, Morgan Stanley Senior Funding, Inc., as Administrative Agent (the “Administrative Agent), and Morgan Stanley & Co. LLC, as Calculation Agent, is entered into by and among the Borrower and the Lenders, and acknowledged by the Administrative Agent. PRELIMINARY STATEMENTS: WHEREAS, Borrower has requested that certain Collateral Shares be released as Collateral so that Borrower may transfer such released Collateral Shares to Parent or a direct or indirect wholly-owned Subsidiary of Parent in the Permitted Parent Transfer, as defined herein. WHEREAS, the Lenders are willing to release the Collateral Shares as requested by Borrower in order to facilitate the Permitted Parent Transfer, subject to the terms and conditions of this Amendment. NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows: SECTION 1. Defined Terms; Amendment. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Margin Loan Agreement. For purposes of this Amendment, the following terms have the following meanings: “Permitted Parent Transfer” means the transfer of the Released Shares by the Borrower to Parent or a direct or indirect wholly-owned Subsidiary of Parent. “Released Shares” means 600,000 Collateral Shares. SECTION 2. Collateral Share Release. (a) The parties agree that effective as of the Effective Date, the Released Shares are released as Collateral and each Lender releases its Lien over the Released Shares; provided that Borrower shall give written instructions to each Lender with respect to the transfer of the Released Shares within five Business Days of the Effective Date. At Borrower’s sole expense, each Lender shall cooperate in a customary manner with Borrower upon its reasonable request to effectuate the release of the Released Shares (including by executing such documentation and taking such steps as may be customary and reasonably necessary to evidence the release of the Released Shares and delivering the Released Shares to Parent or a direct or indirect wholly-owned Subsidiary of Parent, as may be designated in writing by Borrower to such Lender as the recipient of the Released Shares in the Permitted Parent Transfer).

2 (b) So long as any Obligations (other than unasserted contingent indemnification obligations) remain outstanding Borrower shall not, and Borrower shall procure that each of its Affiliates shall not, directly or indirectly: (i) grant, or suffer to exist, any Lien on any Released Shares, except any Lien that may exist as a result of (x) the Released Shares being owned by an entity subject to the negative covenants set forth in the Parent Credit Agreement or (y) such entity’s equity interests being pledged as collateral to secure the obligations under the Parent Credit Agreement; (ii) sell, transfer or otherwise dispose of any Released Shares, except (x) in the Permitted Parent Transfer or (y) in a transaction (A) that would satisfy the definition of a "Permitted Sale Transaction" if such Released Shares being sold were Collateral Shares and (B) the proceeds of which, substantially concurrently with the consummation of such transaction, are used to prepay Borrower's Obligations on a Pro Rata Basis or are deposited to the relevant Collateral Accounts on a Pro Rata Basis, (iii) hedge (including by means of a physically-settled or cash-settled derivative) or otherwise directly or indirect transfer economic exposure with respect to the Released Shares (other than as permitted under clause (ii) above) or (iv) enter into any transaction or arrangement having substantially the same effect as any of the foregoing. SECTION 3. Representations and Warranties. Borrower hereby represents and warrants to each Lender as of the Effective Date with respect to itself that: (a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing; (b) the execution, delivery and performance by the Borrower of this Amendment (i) have been duly authorized by all partnership or limited liability company action required to be obtained by the Borrower and (ii) will not (x) violate (A) any provision of law, statute, rule or regulation applicable to the Borrower, (B) the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of the Borrower, (C) any applicable order of any court or any rule, regulation or order of any Governmental Authority applicable to the Borrower or (D) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which the Borrower is a party or by which it or any of its property is or may be bound, (y) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (x)(D) or (y) of this clause (b), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (z) result in the creation or imposition of any Lien upon or with respect to (1) any property or assets now owned or hereafter acquired by the Borrower, other than the Liens created by the Margin Loan Documentation and Permitted Liens, or (2) any Equity Interests of the Borrower; and (c) it has not provided any Material Nonpublic Information with respect to the Issuer and its Subsidiaries or the Shares to any Agent or Lender. Since December 31, 2023, no

3 event has occurred or condition arisen, either individually or in the aggregate, that would reasonably be expected to result in an Issuer Material Adverse Effect. SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on the date (the time of such satisfaction, the “Effective Date”) on which each of the conditions set forth below have been satisfied: (a) the Administrative Agent has received counterparts of this Amendment duly executed by the Borrower and the Lenders and acknowledged by the Administrative Agent. (b) No Default, Event of Default, Collateral Shortfall, Mandatory Prepayment Event or Facility Adjustment Event has occurred and is continuing as of the date hereof or would result from, or after giving effect to, this Amendment. SECTION 5. Reference to and Effect on the Margin Loan Documentation. (a) From and after the Effective Date, each reference in the Margin Loan Agreement to “hereunder”, “hereof”, “Agreement”, “this Agreement” or words of like import and each reference in the other Margin Loan Documentation to “Margin Loan Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Margin Loan Agreement as amended by this Amendment. From and after the Effective Date, this Amendment shall be Margin Loan Documentation under the Margin Loan Agreement. For the avoidance of doubt, any references to “date hereof” or “date of this Agreement” and each other similar reference in the Margin Loan Agreement shall continue to refer to March 31, 2023. (b) Each Security Agreement and other Margin Loan Documentation, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under the Margin Loan Documentation, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Margin Loan Agreement. Without limiting the generality of the foregoing, the Margin Loan Documentation and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Borrower under the Margin Loan Documentation, in each case, as amended by this Amendment. (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Margin Loan Documentation, nor constitute a waiver of any provision of any of the Margin Loan Documentation. SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by .pdf or other electronic form shall be effective as delivery of a manually executed original counterpart of this Amendment.

4 SECTION 7. Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower and the Lenders party hereto. The section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. SECTION 8. Governing Law; Etc. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. SECTION 9. No Novation. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Margin Loan Agreement or discharge or release the Lien or priority of any Margin Loan Documentation or any other security therefor, except for the release of the Lien on the Released Shares as of the Effective Date as provided herein. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Margin Loan Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of the Borrower under any Margin Loan Documentation from any of its obligations and liabilities as a borrower or pledgor under any of the Margin Loan Documentation. SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.02 of the Margin Loan Agreement. [Signature Pages Follow]